                                                                    EXHIBIT 99.4

                         NOTICE OF GUARANTEED DELIVERY
                                   TO TENDER
                      OUTSTANDING 8% SENIOR NOTES DUE 2011
                                       OF
                             FOREST OIL CORPORATION
           PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED , 2002

    As set forth in the Prospectus, dated             , 2002 (as the same may be
amended or supplemented from time to time, the "Prospectus") of Forest Oil Corporation (the "Company") under the caption "Exchange Offer--Guaranteed Delivery Procedures" and in the Letter of Transmittal to tender 8% Senior Notes due 2011 of Forest Oil Corporation, this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) if:
(i) certificates for outstanding 8% Senior Notes due 2011 (the "Outstanding Notes") of the Company are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined below), or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "Exchange Offer--Procedures for Tendering" in the Prospectus.

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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON          , 2002 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS
  EXTENDED BY THE COMPANY.
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                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                      STATE STREET BANK AND TRUST COMPANY

         BY MAIL:            BY OVERNIGHT COURIER AND HAND DELIVERY:          BY FACSIMILE:
  State Street Bank and               State Street Bank and                   (617) 662-1452
      Trust Company                       Trust Company                 (For Eligible Institutions
Corporate Trust Department          Corporate Trust Department                    Only)
       P.O. Box 778                   2 Avenue de Lafayette
     Boston, MA 02110                    Boston, MA 02111                 CONFIRM BY TELEPHONE:
Attention: Johnnie Kindell          Attention: Johnnie Kindell                (617) 662-1553
 (registered or certified
           mail
       recommended)

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 DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
    ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A
                      NUMBER OTHER THAN AS SET FORTH ABOVE
                     WILL NOT CONSTITUTE A VALID DELIVERY.
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LADIES AND GENTLEMEN:

    The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and in the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and in the Letter of Transmittal.

    The undersigned understands and acknowledges that the Exchange Offer will
expire at 5:00 p.m., New York City time, on             , 2002, unless extended
by the Company.

    All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

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                            DESCRIPTION OF OUTSTANDING NOTES TENDERED
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CERTIFICATE NUMBER(S) (IF KNOWN) OF
OUTSTANDING NOTES OR ACCOUNT NUMBER   AGGREGATE PRINCIPAL AMOUNT          PRINCIPAL AMOUNT
    AT THE BOOK-ENTRY FACILITY                REPRESENTED                     TENDERED
-------------------------------------------------------------------------------------------------
                                     ------------------------------------------------------------

                                     ------------------------------------------------------------

                                     ------------------------------------------------------------

                                     ------------------------------------------------------------

                                     TOTAL:                         TOTAL:
-------------------------------------------------------------------------------------------------

                                       PLEASE SIGN AND COMPLETE

SIGNATURE(S):                                       NAME(S):

ADDRESS:                                            CAPACITY (FULL TITLE), IF SIGNING
                    (ZIP CODE)                      IN A REPRESENTATIVE CAPACITY:
AREA CODE AND TELEPHONE NUMBER:
                                                    TAXPAYER IDENTIFICATION OR SOCIAL
DATED:                                              SECURITY NUMBER:

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

             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

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
                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

    The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above named person(s) "own(s)" the Outstanding Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Outstanding Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Outstanding Notes tendered hereby or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.

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  Name of Firm:_______________________________________________________________

  Address:____________________________________________________________________

  Area Code and Telephone No.:________________________________________________

  Authorized Signature:_______________________________________________________

  Name:_______________________________________________________________________

  Title:______________________________________________________________________

  Dated:______________________________________________________________________

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NOTE: DO NOT SEND CERTIFICATES OF OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES
      OF OUTSTANDING NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.

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